                                                                 EXHIBIT (99)(j)
                                                   CONFORMED COPY FILED WITH SEC

                                                      Director/Executive Officer


                                    CONSENT

  In the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Prospectus"), I am named as a person who is, or in connection with the consummation of the Merger (as that term is used in the Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Holding Company"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Holding Company or a director or officer of any subsidiary thereof (including, without limitation, PICOM Insurance Company), I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:                            Signature:


   June 10        , 1996         /s/  Jerry D. Campbell
- ------------------               ---------------------------------
                                 Jerry D. Campbell

                                                      Director/Executive Officer


                                    CONSENT

  In the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Prospectus"), I am named as a person who is, or in connection with the consummation of the Merger (as that term is used in the Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Holding Company"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Holding Company or a director or officer of any subsidiary thereof (including, without limitation, PICOM Insurance Company), I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:                             Signature:


     June 10      , 1996          /s/ John F. Dodge, Jr.
- ------------------                ---------------------------
                                  John F. Dodge, Jr.

                                                      Director/Executive Officer


                                    CONSENT

  In the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Prospectus"), I am named as a person who is, or in connection with the consummation of the Merger (as that term is used in the Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Holding Company"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Holding Company or a director or officer of any subsidiary thereof (including, without limitation, PICOM Insurance Company), I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:                              Signature:


     June 10      , 1996           /s/ H. Harvey Gass
- ------------------                 ------------------------
                                   H. Harvey Gass

                                                      Director/Executive Officer


                                    CONSENT

  In the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Prospectus"), I am named as a person who is, or in connection with the consummation of the Merger (as that term is used in the Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Holding Company"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Holding Company or a director or officer of any subsidiary thereof (including, without limitation, PICOM Insurance Company), I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:                       Signature:


     June 10      , 1996    /s/ Isaac J. Powell
- ------------------          ---------------------------
                            Isaac J. Powell

                                                      Director/Executive Officer


                                    CONSENT

  In the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Prospectus"), I am named as a person who is, or in connection with the consummation of the Merger (as that term is used in the Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Holding Company"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Holding Company or a director or officer of any subsidiary thereof (including, without limitation, PICOM Insurance Company), I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:                       Signature:


        June 10   , 1996    /s/ William H. Woodhams
- ------------------          -----------------------------
                            William H. Woodhams

                                                      Director/Executive Officer


                                    CONSENT

  In the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Prospectus"), I am named as a person who is, or in connection with the consummation of the Merger (as that term is used in the Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Holding Company"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Holding Company or a director or officer of any subsidiary thereof (including, without limitation, PICOM Insurance Company), I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:                             Signature:


         June 10  , 1996          /s/ Donald S. Young
- ------------------                ------------------------
                                  Donald S. Young